Exhibit 10.2

AMENDMENT NO. 2 TO

REGISTRATION RIGHTS AGREEMENT

This Amendment No. 2 (this “Amendment”), dated April 21, 2025, is made by and among CPP Investment Board Europe S.à r.l. (“CPPIB”), TCV Luxco Sports S.à r.l. (“TCV”), Carsten Koerl (“CK”), Sportradar Group AG, a Swiss stock corporation (the “Corporation”), and NBA Ventures 1, LLC (the “NBA”) and amends that certain Registration Rights Agreement dated as of September 13, 2021 (the “Registration Rights Agreement”). All capitalized terms used herein without definitions shall have the meanings given to such terms in the Registration Rights Agreement.

WHEREAS, CPPIB, TCV, CK, NBA and the Corporation are parties to the Registration Rights Agreement;

WHEREAS, the parties desire to make the amendments to the Registration Rights Agreement, subject to the terms and conditions hereof;

NOW THEREFORE, the parties hereto hereby agree as follows:

1.	Section 3(l) of the Registration Rights Agreement is hereby amended in its entirety as follows:

“(l) NBA Form F-3 Registration Statement. Within ten (10) business days (the “Filing Deadline”) of the request submitted in writing to the Corporation by NBA (which may be by e-mail), subject to the Corporation’s eligibility to file a “shelf” registration statement on Form F-3 or any similar or successor short-form registration statement, the Corporation shall prepare and file such “shelf” registration statement under the Securities Act to permit the resale of the Registrable Securities held by the NBA from time to time as permitted by Rule 415 under the Securities Act (or any similar provision adopted by the SEC then in effect) (the “NBA Shelf Registration Statement”), and the Corporation shall use reasonable best efforts to cause such NBA Shelf Registration Statement to become or be declared effective as soon as practicable after the filing thereof, including by filing an automatic shelf registration statement that becomes effective upon filing with the SEC in accordance with Rule 462(e) under the Securities Act to the extent the Corporation is then a “well-known seasoned issuer” as such term is defined under Rule 405 under the Securities Act; provided, however, that such ten (10) business day period shall be extended for no more than 75 days if the Corporation is required under Regulation S-X to file separate financial statements or pro forma financial information of an acquired business until such financial statements or pro forma financial information is available. Following the effective date of the NBA Shelf Registration Statement, the Corporation shall provide written notice of the effectiveness of such NBA Shelf Registration Statement to the NBA. The Corporation shall use its reasonable best efforts to cause the NBA Shelf Registration Statement to remain effective, and to be supplemented and amended to the extent necessary to ensure that the NBA Shelf Registration Statement is available or, if not available, that another registration statement is made available, for the resale of all the Registrable Securities held by the NBA until such time as all of the Registrable Securities held by the NBA have ceased to be Registrable Securities. If the Corporation is eligible, the Corporation will fulfill its obligations under this Section 3(l) by filing a prospectus supplement (an “NBA Prospectus Supplement”) to (1) an existing effective registration statement on Form F-3 or (2) if there is not an existing effective registration statement on Form F-3, an automatically effective Form F-3 that does not name NBA as a selling shareholder, in each case, if permitted under applicable law, in which case the Filing Deadline shall be reduced to five (5) business days and references herein to the NBA Shelf Registration Statement shall include such registration statement referenced in subparagraph (2); provided that the Corporation shall not be required to file an NBA Prospectus Supplement more frequently than one time in each three-month period. In the event that the Corporation is not eligible to file a registration statement on Form F-3 as a result of an action by the Corporation, then the NBA may request that the Corporation file a resale registration statement on Form F-1 or similar form, for such period that the Corporation is not so eligible. In no event is the Corporation required to file an NBA resale registration statement on Form F-1 prior to the one year anniversary of the Corporation’s initial public offering. Notwithstanding the foregoing, provided that the NBA has received a Notice or Piggyback Notice from the Corporation at least fifteen (15) business days prior to the commencement of any offering occurring after June 30, 2025 to which the Notice or Piggyback Notice relates, the Corporation shall not be obligated to file an NBA Shelf Registration Statement or an NBA Prospectus Supplement following the completion of an underwritten offering effected by the Corporation pursuant to Section 3 or 4 hereof until the expiration of the lock-up period agreed to by the Corporation in the applicable underwriting agreement for such offering, provided that such period shall not exceed ninety (90) days and any request of the NBA to file an NBA Shelf Registration Statement or an NBA Prospectus Supplement may be made prior to the expiration of such period.”

2.             For the purpose of Section 10(b) of the Registration Rights Agreement, the Corporation’s notice information is hereby updated as follows:

Sportradar Group AG

c/o Sportradar AG

Feldlistrasse 2

CH-9000 St. Gallen

Switzerland

Attn: Michael Miller (michael.miller@sportradar.com) and

   Jason Barr (jason.barr@sportradar.com)

With an additional copy (not constituting notice) to:

Paul Hastings LLP

MetLife Building, 200 Park Ave,
New York, NY 10166
Attn: Yariv Katz (yarivkatz@paulhastings.com) and

   Colin Diamond (colindiamond@paulhastings.com)

3.             Except as amended hereby, the Registration Rights Agreement shall continue in full force and effect as originally constituted and is ratified and affirmed by the parties hereto.

4.             This Amendment shall be governed by and construed in accordance with, the laws of the State of Delaware without giving effect to any otherwise governing principles of conflicts of law.

5.             This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to the Registration Rights Agreement to be duly executed as of the date first above written.

SPORTRADAR GROUP AG

By:	/s/ Carsten Koerl
Name: Carsten Koerl
Title: Chief Executive Officer

CPP INVESTMENT BOARD EUROPE INC.

By:	/s/ Sam Blaichman
Name: Sam Blaichman
Title: Authorized Signatory

TCV IX, LTD SPORTS CORP.

By:	/s/ John Doran
Name: John Doran
Title: Director

CARSTEN KOERL

By:	/s/ Carsten Koerl

NBA VENTURES 1, LLC

By:	/s/ William Koenig
Name: William Koenig
Title: Vice President

[Signature Page to Amendment No. 2 to the Registration Rights Agreement]